Exhibit 10.1

450 S. Orange Avenue Orlando, FL 32801 Tel 866.745.3797 Fax 407.540.7653 www.CorporateCapitalTrust.com Mailing Address: P.O. Box 4920 Orlando, Florida 32802-4920

December 16, 2011

CNL Fund Advisors Company 450 S. Orange Avenue Orlando, FL 32801 Attention: Paul S. Saint-Pierre Chief Financial Officer	KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94104 Attention: Nicole J. Macarchuk General Counsel

RE:	Amendment 2 to Expense Support and Conditional Reimbursement Agreement Dated as of June 7, 2011, as amended

Ladies and Gentlemen:

This letter confirms our intent that, effective as of immediately before the close of business on December 31, 2011, in accordance with Section 4.4 thereof, the above-referenced agreement among us (the “Agreement”) is hereby amended as follows:

1.	The reference to “December 31, 2011” in Section 1 of the Agreement is hereby deleted, and “March 31, 2012” is inserted in the place of such deleted reference.

2.	Each reference to “50%” in Section 1 of the Agreement is hereby deleted, and “32.5%” is inserted in the place of each such deleted reference.

3.	The definition of “(b) “Operating Expenses”“ in Section 1 of the Agreement is hereby deleted in its entirety and the following definition is inserted in the place of such deleted definition: “(b) “Operating Expenses” for any period means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, including base advisory fees payable pursuant to the Advisory Agreements, and excluding (i) incentive advisory fees payable pursuant to the Advisory Agreements, (ii) offering and organization expenses, and (iii) all interest costs related to indebtedness for such period, if any.”

4.	All references in the Agreement to “Agreement” shall be deemed to mean the Agreement as modified by this letter. This letter shall be deemed incorporated into and to form part of the Agreement. Except as modified hereby, the Agreement remains in full force and effect in accordance with its terms.

If the foregoing accurately reflects our agreement, please indicate your acceptance hereof by countersigning a copy of this letter and returning a counterpart of such copy to the attention of the undersigned. Thank you.

Corporate Capital Trust, Inc. is advised by CNL Fund Advisors Company and KKR Asset Management, LLC

Sincerely,

/s/ Andrew A. Hyltin
Andrew A. Hyltin President and Chief Executive Officer

AGREED AND ACCEPTED: CNL FUND ADVISORS COMPANY		AGREED AND ACCEPTED: KKR ASSET MANAGEMENT LLC

By:	/s/ Paul S. Saint-Pierre	By:	/s/ Nicole J. Macarchuk
Name:	Paul S. Saint-Pierre	Name:	Nicole J. Macarchuk
Title:	Chief Financial Officer	Title:	General Counsel

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